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                                                                   EXHIBIT 10.36
                                                CONFIDENTIAL TREATMENT REQUESTED
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                                     ### Confidential portions have been omitted
                                     and filed separately with the Commission.
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                                 GEOWORKS - NEC
                          TECHNOLOGY LICENSE AGREEMENT

This Agreement is effective as of April 26, 1996 (the "Effective Date"), by and between GEOWORKS, a California corporation ("GEOWORKS"), and NEC Corporation, a Japanese corporation ("NEC").

                                    RECITALS

A. NEC is a developer, manufacturer, and distributor of computer, communication and consumer electronics equipment.

B. GEOWORKS is a developer, manufacturer, distributor, and publisher of computer software technologies.

C. GEOWORKS and NEC desire that GEOWORKS grant to NEC the right to embed certain GEOWORKS technologies in a new portable computing and communication device to be developed by NEC, code-named ###.



                                    AGREEMENT

1.    DEFINITIONS

      1.1   "PARTY" and "PARTIES" refer to GEOWORKS and/or NEC.

      1.2 "LICENSEE" means, collectively, (i) NEC and (ii) any corporation, company or other entity at least fifty percent (50%) of whose outstanding shares or securities or ownership interests (representing the right to vote for the election of directors or other managing authorities) are owned or controlled by NEC, but such corporation, company or other entity shall be deemed to be "Licensee" only so long as such ownership or control exists.

      1.3 "LICENSED TECHNOLOGY" means the GEOS(R) operating system software and GEOS-based application software, described in Exhibit A, including but not limited to, the Licensed Technology modified to the Product Specification for the ### Product .

      1.4   "PRODUCT MATERIALS" means the documentation described in Exhibit A.

      1.5   "TOOLS" means the software development tools described in Exhibit A.


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      1.6   "UPDATE" means a modification to the Licensed Technology which incorporates corrections of Errors and/or provides functional or performance improvements. Updates include any update, supplement, version up and upgrade of the Licensed Technology.

      1.7 ### is the code name for ### by GEOWORKS. ### is GEOWORKS' ### for ### including ### and ###. ### is ### between ### and ### with a ###. ### is a ### and is ### to the ###. See Section 6.3.

      1.8 "GEOWORKS PROMOTIONAL MATERIALS" means the GEOWORKS promotional materials described in Section 8.6 (GEOWORKS Promotional Materials Packed with the Licensee Product).

      1.9 "EMBEDDED LICENSED TECHNOLOGY" means the Licensed Technology, in Object Code form only, reproduced in solid state media (e.g., Read Only Memory (ROM), Programmable Read Only Memory (PROM) or Flash Memory) and physically integrated into the Product and distributed with the Product as a single physical and commercial unit. "Embedded Licensed Technology" may also include the Licensed Technology, in Object Code form only, reproduced on removable media (e.g., HDD units that fit in type III PCMCIA slots), provided that such media are sold with the Product as a single commercial unit and are never sold separately.

      1.10 "ERROR" means (i) a failure of the Licensed Technology, as delivered to NEC by GEOWORKS, to operate in the Product in the manner described in the Product Specification, or (ii) any of the errors or problems described in Section 13.3 (Classification); provided that such failure, error or problem is reported by NEC to GEOWORKS and that the existence of such failure, error or problem can be verified by both Parties. The term "Error" does not include any ###, ### or ### in connection with ### of the ###. In the case of compatibility problems, the term "Error," and GEOWORKS' liability hereunder with respect to such Errors, is limited to a ### with ### and ### which are ### or otherwise confirmed in writing by the Parties and as to which GEOWORKS has had a reasonable testing opportunity prior to Acceptance (as defined in Section 5.7).

      1.11 "PRODUCT" or "Products" means any and all ### devices capable of ### developed by or for Licensee, including, but not limited to, the "### Product" as defined in Exhibit B ("### Product"). Product will include units bearing Licensee's label ("LICENSEE LABELED PRODUCTS") and units bearing the label of Licensee's Private Label customers ("PRIVATE LABELED PRODUCTS").


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      1.12  "PRODUCT SPECIFICATION" means a description of the characteristics, functionality and the specification of the ### Product ("### PRODUCT SPECIFICATION"), and that of the Licensed Technology ("LICENSED TECHNOLOGY SPECIFICATION"), as set forth in Exhibit B. Product Specification may also include ### and ### for the ### and ### of the Licensed Technology, a description of the intended market for the ### Product, and a description of ### to the Licensed Technology by GEOWORKS hereunder for operation with the ### Product.

      1.13 "PRODUCT SHIPMENT" means a shipment of a unit of Product embedding the Licensed Technology from a factory or warehouse of a Licensee which manufactured or have manufactured the Product to another party. If a unit is shipped from a ### to a customer of Licensee, the Product Shipment occurs upon such shipment.

      1.14 "OBJECT CODE." The computer programming code for the Licensed Technology in machine readable form.

      1.15 "SOURCE CODE." The computer programming code for Licensed Technology in human readable form, including internal programmer documentation and commentary regarding the structure and operation of the code.

2.    FORM OF AGREEMENT

      2.1   EXHIBITS

            This Agreement has the following Exhibits which form an integral part hereof:

            Exhibit A   Identification of the Licensed Technology. This Exhibit
                        is a description of all Licensed Technology licensed to Licensee under this Agreement.

            Exhibit B   The NEC ### Project. This Exhibit includes a description
                        of the ### Product, the Product Specification, a timetable for development, and other terms.

            Exhibit C   Addresses for Notices

            Exhibit D   GEOWORKS Trademarks, Logos and Proprietary Markings

            Exhibit E   Payments. This Exhibit specifies the royalties and NRE
                        payable under this Agreement, and certain other financial terms.


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            Exhibit F   NEC End User License Agreement. This Exhibit states
                        the minimum terms to be included in the End User License Agreement to be distributed with the Embedded Licensed Technology.

      2.2   MODIFICATION AND INTERPRETATION OF EXHIBITS

            The Exhibits shall be kept up-to-date and modifications and additions thereto shall be executed as a result of agreed modifications and additions. All Exhibits shall be subject to the terms and conditions of this Agreement, unless otherwise provided in any such Exhibit. In the event of a conflict between the terms of a Exhibit and the terms of this Agreement, the terms of the Exhibit shall be given effect for the subject matter covered by that Exhibit.

      2.3   ENTIRE AGREEMENT

            This Agreement and the Exhibits hereto state the entire agreement between the Parties and supersede all prior communications, written or oral, between the Parties.

      2.4   SEVERABILITY

            If any provision contained in this Agreement is determined to be invalid or unenforceable, in whole or in part, the remaining provisions and any partially enforceable provision will, nevertheless, be binding and enforceable, and the Parties agree to substitute for the invalid provision a valid provision which most closely approximates the intent and economic effect of the invalid provision.

      2.5   WRITING.

            No amendment or modification of this Agreement may be made except by an instrument in writing signed by both Parties.

3.    GRANT OF LICENSES.

      Subject to all the terms and conditions herein, GEOWORKS hereby grants to Licensee the following:

      3.1   OBJECT CODE DISTRIBUTION

            a worldwide, non-exclusive, non-transferable license, for the Term (Section 14.1) and subject to the terms of this Agreement, (i) to distribute the Embedded Licensed Technology in Object Code form only and (ii) to distribute the Licensed Technology in Object Code form (whether embedded or not) for use by end users who have previously purchased a royalty-bearing Product, for back up, warranty, maintenance, upgrade and version up purposes only. Licensee shall ### on its ### the obligation to ### the Embedded Licensed Technology to end users with an End User License Agreement


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            which contains, at a minimum, the terms set forth in Exhibit F.

      3.2   OBJECT CODE REPRODUCTION

            a worldwide, non-exclusive, non-transferable license, for the term of this Agreement, to make, and to have made by subcontractors in connection with their production for Licensee of the Product or Product components (provided that NEC gives written notice to GEOWORKS of the ### and ### of ###), exact copies of the Licensed Technology, in Object Code form only.

      3.3   SOURCE CODE

            3.3(a) a worldwide, non-exclusive, non-transferable license to copy and use the Source Code (to the extent that the Licensed Technology is made available to Licensee in Source Code form, as set forth in Exhibit A) internally, and to ### the Source Code as necessary for ### and/or ### of the Licensed Technology with ### or ### Products, for ###, and for ### and ### of the Licensed Technology, provided that Licensee may use only ### approved in writing by GEOWORKS (which approval shall not be unreasonably withheld) for such ### of the Source Code subject to the terms and conditions to be ### by the Parties at that time; and

            3.3(b) the license to exercise the rights set forth in subsections
                   3.1 (Object Code Distribution) and 3.2 (Object Code Reproduction) with respect to the Object Code versions of such modifications, provided that Licensee shall ### of the Licensed Technology ### of the Licensed Technology as delivered by GEOWORKS, except as contemplated by the Product Specification ### to ###.

      3.4   TOOLS AND PRODUCT MATERIALS

            a worldwide, non-exclusive, non-transferable, royalty-free internal license to use, copy and modify (including the right to extend such rights to Licensee's sub-contractors, subject to Section 15 hereof if applicable) the Tools and Product Materials identified in Exhibit A, for the purposes set forth in Section 3.3.; and a worldwide, non-exclusive, non-transferable right to ### to the ###. For the purpose of this Section 3.4 right to use the Tools shall include the right to ### using the Tools and to ### and ###. Such ### shall be ### up to ### and ### shall be ###. The ### for ###, support and training obligations and ### marketing plans shall be ###.


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      3.5   TRADEMARKS

            a worldwide, non-exclusive, non-transferable, royalty-free license, for the term of this Agreement, to use GEOWORKS' trademarks and logos identified in Exhibit D solely for the purpose of marketing and distributing the Licensed Technology.

      3.6   NO IMPLIED LICENSES

            There are no implied licenses under this Agreement, and any rights not expressly granted to Licensee hereunder are reserved by GEOWORKS. Except as expressly provided above, Licensee may not authorize any other party to make copies of the Licensed Technology. Licensee agrees that it will not use, copy, distribute, modify or transfer the Licensed Technology except as expressly permitted in writing by GEOWORKS or otherwise in accordance with the terms of this Agreement.

4.    PROPRIETARY RIGHTS

      4.1   LICENSED TECHNOLOGY OWNERSHIP

            GEOWORKS warrants, and Licensee acknowledges and agrees, that GEOWORKS and GEOWORKS' licensers are and shall remain the owners of all intellectual property rights in and to the Licensed Technology. The terms "purchase", "sell," "sold" and "distributed," when used with respect to the Licensed Technology in this Agreement, refer only to the purchase, sale or distribution of a license to use the Licensed Technology.

      4.2   LICENSEE MODIFICATIONS TO LICENSED TECHNOLOGY

            Except as the Parties may agree otherwise in writing, ### to all ### to the Licensed Technology made ### shall vest ###. Licensee acknowledges and agrees that GEOWORKS may ### to the Licensed Technology, provided that it does so without use of the Source Code of any ###. (For the purpose of this Section 4.2, GEOWORKS engineers' use of its ### obtained through its authorized access to the Source Code of any ### shall not be deemed as ###, provided that GEOWORKS and its engineers shall not make any ### on ###.) Licensee covenants and agrees that it will not ### GEOWORKS, and will not ### GEOWORKS, ### that any such GEOWORKS' ### to the Licensed Technology ### obtained as a result of ### to the Licensed Technology made by Licensee and/or its subcontractors. Such Licensee's ### shall be extended to GEOWORKS' licensees with respect to such GEOWORKS' ###, provided that GEOWORKS' licensees shall provide the equivalent ### as to Licensee with respect to such GEOWORKS' licensees ###.


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5.    DELIVERY OF THE LICENSED TECHNOLOGY AND ACCEPTANCE

      5.1   MARKETING REQUIREMENTS DOCUMENT

            NEC shall prepare and deliver to GEOWORKS a market requirements documents, which, ### by GEOWORKS, shall constitute a part of the
            ###.

      5.2   SPECIFICATION

            The Product Specification, ###, shall be signed by both Parties and attached to Exhibit B of this Agreement. All modifications thereto shall be made by mutual agreement only and shall be confirmed in writing.

      5.3   DEVELOPMENT

            GEOWORKS agrees to perform the software development services which are necessary to cause the GEOWORKS Licensed Technology to conform to the Product Specification according to the schedule set forth in Exhibit B attached hereto.

      5.4   TESTING BY GEOWORKS

            GEOWORKS Licensed Technology will be tested by GEOWORKS in accordance with the mutually agreeable test plan to be included with the Product Specification. GEOWORKS will provide NEC with the test results together with the deliverables.

      5.5   DELIVERY

            Delivery will occur when GEOWORKS delivers the ### to an NEC Project Manager or any other designated person, accompanied by (i) a written statement listing the items delivered and stating that they ### for NEC's ### and (ii) ### in the form agreed by the Parties. Delivery of the software will be ### or other medium as agreed by the Parties.

      5.6   TESTING BY NEC

            NEC will examine and test each deliverable ### in accordance with the ### to be included with the ###. Within ### days after a deliverable is delivered, NEC will provide GEOWORKS with ### of such deliverable or a ### before the deliverable can be ### by NEC. If NEC provides GEOWORKS with a ###, GEOWORKS will forthwith ### in the deliverable. Within ### days of redelivery, NEC will provide GEOWORKS with a written ### or another ###. This procedure will be repeated until ### the Deliverables.

      5.7   ACCEPTANCE

            The Licensed Technology will be deemed accepted ("Acceptance") on the earliest to occur of the following:

            5.7(a) NEC's written notice of ### of the Licensed Technology; or


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            5.7(b) NEC's ### to give GEOWORKS a ### of ### within the testing time periods set forth in Section 5.6 (Testing by NEC), after delivery of the final version of the Licensed Technology; or

            5.7(c) ### of a Licensee of the ### of the Product with ### and ###.

6.    ### PRODUCTS, UPDATES AND ###

      6.1   ### PRODUCTS

            The Parties understand and agree that ### and/or ### of the ### Product ("### Products"). GEOWORKS will, upon NEC's written request and mutual agreement of the Parties perform the modification work of the Licensed Technology in accordance with a product specification, a delivery schedule, acceptance criteria, non-recurring engineering ("NRE") payment terms, and other pertinent provisions, to be agreed upon by the Parties through mutual consultation in good faith.

      6.2   UPDATES

            GEOWORKS shall provide NEC written reports of the latest information concerning Updates from time to time, and upon NEC's request, deliver the Updates to NEC ### except as provided in ### and in ###. Upon the delivery of the Updates, the licenses granted in Section 3 (GRANT OF LICENSES) ###, and the term "Licensed Technology" shall be ###, Updates developed and released by GEOWORKS during the term of this Agreement. Licensee may ### into any Product.

      6.3   ###

            If the ### is ### and ### by GEOWORKS ### this Agreement, the licenses granted in Section 3 (GRANT OF LICENSES) shall, upon NEC's request, ### to ###, and the term Licensed Technology shall thereafter ### the ###, subject to the following special rights and limitations:

            6.3(a) Licensee may ### into any Product.

            6.3(b) ### except as provided in ### and in ### shall be required for NEC's ### Section 3 (Grant of Licenses) to ###.

            6.3(c) The following sections and provisions of this Agreement shall not apply to the ###: 3.3 (Source Code license rights), 4.2 (Licensee Modifications to the Licensed Technology), Exhibit B (The NEC "###" Project), and the ### provisions of Exhibit E.

            6.3(d) Nothing in this provision shall require GEOWORKS to ### or the ### for the ###.


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            6.3(e) GEOWORKS shall not be required to ### to NEC's ###, except upon mutual written agreement as to ###, and ###. Any such ### shall be performed in accordance with the procedures set forth in Section 5 (Delivery of the Licensed Technology and Acceptance).

      6.4   COMPENSATION

            Except as provided in this Agreement with regard to the ### or otherwise agreed upon by the Parties in writing, GEOWORKS will not be required to ### the ### following its Acceptance by NEC in order to ### ### Products, Updates or ###. GEOWORKS may condition the ### of ### of the Licensed Technology to NEC's specifications upon NEC's agreement to ### to GEOWORKS.

      6.5   SUPPORT OF UPDATED TECHNOLOGY

            Should NEC elect not to ### an Update, then GEOWORKS may, at its election, ### of the earlier version of the Licensed Technology ###.

      6.6   ### TOOLS AND PRODUCT MATERIALS

            When software development tools and product materials for Updates and/or the ### are ### by GEOWORKS, the licenses granted in Section
            3.4 (Tools and Product Materials) shall, upon NEC's request, ###.

7.    PAYMENTS

      7.1   ROYALTY PAYMENTS

            NEC agrees to pay to GEOWORKS royalty payments as set forth in Exhibit E. Such payments are due and payable within sixty (60) days after the close of the quarter in which Product Shipments occur.

      7.2   NOT FOR RESALE UNITS

            NEC will not incur any royalty payments for "not for resale" units of Product which are provided free of charge to third party end users or to a distributor or dealer of the Licensee, or used by Licensee solely for (i) demonstration and/or sales promotion purposes, (ii) testing purpose, and/or (iii) warranty or other customer support of the Product; or for the Product units returned by a distributor or dealer; provided, however, that a royalty payment will become due if and when Licensee receives a payment or other compensation for the delivery of any such Product units or Licensee uses such Product units for internal purposes other than those set forth in this Section.


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      7.3   CONSIDERATION FOR SOFTWARE ADAPTATION

            In consideration for GEOWORKS' services in adapting its Licensed Technology to conform to the initial Product Specification, NEC shall pay to GEOWORKS the ### set forth in Exhibit E. Such ### shall not constitute a ### or an ###. If any change to the Product Specification requested by NEC causes an increase or decrease in the cost of development in the GEOWORKS, either Party may request the other Party to equitably adjust the NRE expenses, provided that no adjustment shall be made unless agreed in writing by the Parties on or before the date of written confirmation of the change of the Product Specifications by both Parties.

      7.4   TRAVEL REIMBURSEMENT

            The Parties will include in the Product Specification an estimate of the amount of travel by GEOWORKS personnel that will be required in connection with its development and support services contemplated hereunder. To the extent that the Parties agree that additional travel by GEOWORKS is necessary, ### travel and living expenses reasonably incurred in connection with such additional travel within the ### by ###.

      7.5   CURRENCY

            All payments under this Agreement are to be made in U.S. dollars. Any royalties that accrued in any currency other than U.S. dollars shall be converted to U.S. dollars at TTS exchange rate quoted by an authorized foreign exchange bank located in Tokyo, Japan on the last business day of the calendar quarter during which such royalties accrued.

      7.6   TAX, ETC.

            In the event that taxes are required to be withheld on the payment of royalties set forth herein, ### such withholding taxes from the amount of the ### and ### to the appropriate tax authority. NEC shall promptly furnish GEOWORKS with appropriate ### that ###. Unless otherwise agreed upon by the Parties in writing, Licensee shall not be required to ### against GEOWORKS except as expressly set forth herein.

      7.7   RECORDS

            NEC shall maintain complete and correct records establishing the amount of royalties due hereunder at least for a period of ### after the occurrence of each event.

      7.8   REPORTS

            No later than sixty (60) days after the end of each quarter, NEC shall send to GEOWORKS a report stating the number of royalty-bearing units of Product Shipment during the quarter and amount of royalty due on each Product. No report shall be required if Licensee notify GEOWORKS that it discontinues the shipment of the Product and the amount of royalty due is zero. From time to time, GEOWORKS may request that Licensee provide such information as GEOWORKS may reasonably require in order to register and


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            protect its trademarks and other intellectual property rights. Such information may include, for example, ### in which the Products ###, ### on which such ###, and such written evidence of such ### as may be required by ### in connection with such registration and protection. Licensee agrees to cooperate with GEOWORKS and to respond to such requests with such information as is available to Licensee without delay.

      7.9   AUDITS

            During the term of this Agreement and for ### after the later of (i) expiration or any termination of this Agreement, or (ii) the date on which Licensee last ships units of any Product in accordance with
            Section 14.4 (Limited Rights After Termination), an independent third-party representative of GEOWORKS, reasonably acceptable to NEC, upon reasonable notice and during NEC's normal business hours, shall have the right to conduct an audit of the relevant portions of NEC's books of account to verify the accuracy of the royalty report of NEC. Prompt adjustment shall be made for any over or under payments revealed by such audit(s), ### at the rate of ### per year (or the maximum permitted by applicable law, if less) from the due date until paid. Such audit(s) may be conducted no more than once in any twelve-month period. ### shall ### of the audit; provided, however, if the audit reveals overdue payments in excess of ### of the total royalty payable for the period subject to the audit, ### shall ### of such audit. All information obtained by GEOWORKS' independent third-party representative during any such audit shall be treated as Confidential Information as defined in Section 15 (Nondisclosure and Restricted Use). The auditor shall report to GEOWORKS only the result of the audit and shall not disclose any Confidential Information of Licensee.

8.    ADVERTISING, TRADEMARK USAGE/PROTECTION AND PUBLICITY

      8.1   CO-PROMOTION OF GEOWORKS

            GEOWORKS desires that NEC ### in the ### of the Licensed Technology, and GEOWORKS believes that both Parties will benefit from the ### of the Licensed Technology. GEOWORKS understands that NEC may ### the ### and ### of ###. Therefore, Licensee agrees to ### products in accordance with and subject to the following terms and conditions, and to use its commercially reasonable efforts to ### to so label and promote ###.

      8.2   LICENSEE-LABELED PRODUCTS

            GEOWORKS' name, logo and proprietary notices, in the forms provided in Exhibit D, will appear prominently, in a style, size and location reasonably determined by Licensee, on or in connection with all Licensee-labeled Products, as follows:


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     ---------------------------------------------------------------------------
              Location                 Acknowledgment
     ---------------------------------------------------------------------------
     1. ### documentation              a) ###
                                       b) ###
                                       c) ###
                                       For this purpose, the Parties intend that
                                       GEOWORKS' ### be readily visible to the
                                       consumer
     ---------------------------------------------------------------------------
     2. Mutually acceptable ###        a) ###
                                       b) ###
                                       c) ###
     ---------------------------------------------------------------------------
     3. ### the Products               a) ###
                                       b) ###
     ---------------------------------------------------------------------------

      8.3   PRIVATE LABELED PRODUCTS

            NEC shall use its commercially reasonable efforts to ### to comply with the provisions of Section 8.2 .

      8.4   ACKNOWLEDGMENT OF NEC

            GEOWORKS shall be ### and the ### in GEOWORKS' promotional literature and marketing materials upon GEOWORKS' receipt of ### from NEC, such ###. Such ### may be given by the officer identified in Exhibit C. NEC shall review all such requests made by GEOWORKS under this Subsection without undue delay.

      8.5   PUBLIC RELATIONS PROGRAMS

            The Parties are ### and shall ### in public relations programs, in order to promote the ###, the ###, and the ###. Neither Party shall issue any press releases with regard to this Agreement or the relationship of the Parties without the other Party's prior review and written approval, or as required by law. Such approval is intended to ensure proper references, accurate information and correct proprietary notices, and is not to be unreasonably withheld. Such review and comments will be provided within ###. Such approval may be given by the officer identified in Exhibit C.

      8.6   GEOWORKS PROMOTIONAL MATERIALS PACKED WITH THE LICENSEE-LABELED
            PRODUCT

            GEOWORKS ### that ### with Licensee ### products can increase ### for a device by ### to the user. ###, at the ###, to such ### of GEOWORKS ### for any version of any Product, and ### by GEOWORKS in writing reasonably in advance, then (i) each unit of such ### Product ### the GEOWORKS ### and (ii) NEC agrees to ### to ### to ### the GEOWORKS ### in the packaging for ### versions of such Products; provided that (a) GEOWORKS shall timely make available to Licensee the ### in the ###, ### and ### designated by NEC and (b) any and all additional costs and expenses incurred by Licensee ### for ### of the GEOWORKS ### shall be borne and paid by ###. NEC will


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            have the right to ### the contents of the GEOWORKS ###, such ###.
            Such ### may be given by the officer identified in Exhibit C. ### GEOWORKS in writing, Licensee shall give GEOWORKS ### of the ### without undue delay.

      8.7   MARKETING PLANS

            The Parties agree to ### for the ### of the Licensed Technology and the Products, and ### are expected to be included, at a minimum, in such ###, provided that actual contents of such ### will be agreed by the Parties through further consultation and shall be confirmed in writing:

            8.7(a) ### participation in ### in ###;

            8.7(b) ### access to ### and ###;

            8.7(c) ### between each ###; and

            8.7(d) ### and ### activities

            Expenses for the above ### shall be ### in a manner to be agreed case by case on or before each such activity.

9.    CUSTOMER SUPPORT

      9.1   FIRST LEVEL CUSTOMER SUPPORT

            Licensee shall provide and/or shall require its Private Label customers to provide customer support for end users who acquire Product units, in accordance with Licensee's commercially reasonable and customary customer support practices. In the event that Licensee's customers first call GEOWORKS directly for technical support, GEOWORKS may refer such customers to Licensee. For a period of ### ### of this Agreement, Licensee will ### customer support as set forth above to end users.

      9.2   SECOND LEVEL CUSTOMER SUPPORT

            In the event that trained Licensee technical personnel are unable to answer the end users' questions regarding the Licensed Technology after using reasonable efforts, such technical personnel may contact GEOWORKS at its customer support center with respect to such technical support questions. GEOWORKS intends to ###, and agrees to use ### to ### of such ### within ### following ###.


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      9.3   TESTING EQUIPMENT

            During the development process, Licensee shall deliver to GEOWORKS ### of the ### Product, together with such special equipment and supplies as GEOWORKS may reasonably require and be accepted by Licensee, for the exclusive use in testing the operation of the Licensed Technology in the ### Products.

            Upon the first commercial shipment of each Product, Licensee will deliver ### of the release version of the Product, including all packaging and documentation included in the Product. GEOWORKS shall have and retain use of such Product units to meet its second-level support and Error-correction obligations under this Agreement, and in order to protect its trademarks and copyrights.

      9.4   ### SALES

            GEOWORKS may purchase up to ### units of each Product at ### of NEC's ###, for use by employees, officers and directors of GEOWORKS.

10.   MANUFACTURING RESPONSIBILITIES.

      Licensee will manufacture accurate copies of the Licensed Technology in the Product, at its expense and responsibility. Any Product bearing a GEOWORKS trademark shall be manufactured in accordance with Licensee's customary quality control standards. Unless GEOWORKS otherwise agrees in writing, all of the Licensed Technology computer programs (including data files) identified in Exhibit A under the heading "Minimum Configuration" shall be loaded in the Product so that the Product meets the minimum requirements of the GEOWORKS operating system platform.

11.   GEOWORKS' INDEMNITIES

      11.1  INDEMNITY

            GEOWORKS shall defend and hold harmless Licensee, its Private Label customers, and their distributors and customers against, and pay any resulting awards and settlements arising from, any claim, demand, suit or action to the extent it alleges that the Licensed Technology, Product Materials, Tools or GEOWORKS trademarks ("Licensed Items") as supplied by GEOWORKS infringes upon any patent or trademark or copyright or trade secret or other intellectual property right of any third party, provided that (1) NEC promptly informs GEOWORKS in writing of any such claim, demand, action or suit, (2) GEOWORKS is given control over the defense thereof and NEC cooperates in the defense, at GEOWORKS' expense, and (3) Licensee will not agree to the settlement of any such claim, demand, action or suit prior to a final judgment thereon without the prior written consent of GEOWORKS, which consent will not be unreasonably withheld. Licensee shall have the right to select its own counsel to participate in any such defense, at Licensee's expense. GEOWORKS' indemnity obligations do not apply to (1)


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            modifications to the Licensed Technology specified by NEC, if the modification causes an infringement without regard to the manner in which the modification is implemented by GEOWORKS (and provided, however, that GEOWORKS' indemnity obligations shall apply to infringements caused by the manner in which GEOWORKS implements such a modification), (2) modifications made to the Licensed Technology not by or for GEOWORKS, (3) distribution of a superseded infringing version of the Licensed Technology by Licensee after release by GEOWORKS (and acceptance by NEC, which acceptance shall not be unreasonably withheld or delayed) of a non-infringing version by GEOWORKS in accordance with Section 11.2 hereof (GEOWORKS' Rights), and (4) any use or combination of the Licensed Technology with any technology, software or hardware not supplied by GEOWORKS, if such alleged infringement would be avoided by use of the Licensed Technology alone or with other technology, software or hardware.

      11.2  GEOWORKS' RIGHTS

            If a claim, demand, suit or action alleging infringement is brought or GEOWORKS reasonably believes one may be brought, GEOWORKS shall be fully responsible and have the right at its entire expense to (1) modify the Licensed Technology to avoid the allegation of infringement, while at the same time maintaining compliance of the Licensed Technology with the Product Specification, or (2) obtain for Licensee a license to continue to exercise the rights granted herein.

      11.3  LIMITATIONS

            GEOWORKS' liability under this Section 11 shall be limited to ### as ### and as ### as of the date such liability is incurred (e.g. date of final award or settlement), provided that NEC may ### from GEOWORKS under Section 11.1 above by way of ### of the ### under this Agreement. This Section 11 sets forth GEOWORKS' entire liability to NEC for any actual or alleged infringement or misappropriation of any third party's intellectual property rights resulting from the GEOWORKS Licensed Items.

12.   NEC'S INDEMNITIES

      12.1  INDEMNITY.

            NEC shall defend and hold harmless GEOWORKS against, and pay any resulting awards and settlements arising from any claim, demand, suit or action to the extent it alleges that any Product embedding the Licensed Technology (excluding the Licensed Technology) infringes upon any patent or any trademark or copyright or trade secret or other intellectual property rights of any third party, provided that (1) GEOWORKS promptly informs NEC in writing of any such claim, demand, action or suit, (2) NEC is given control over the defense thereof and GEOWORKS cooperates in the defense at NEC's expense, and (3) GEOWORKS will not agree to the settlement of any such claim, demand, action or suit prior to a final judgment thereon without the written consent of


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            NEC, which consent will not be unreasonably withheld. GEOWORKS shall have the right to select its own counsel to participate in any such defense at GEOWORKS' expense. NEC's indemnity obligations do not apply to (1) modifications made to the Product not by or for Licensee, and (2) any use or combination of the Product with any technology, software or hardware not supplied by Licensee, if such alleged infringement would be avoided by use of the Product alone or with other technology, software or hardware.

      12.2  LIMITATIONS

            NEC's liability under this Section (NEC'S INDEMNITIES) shall be limited to the ###. This Section sets forth NEC's entire liability to GEOWORKS for any actual or alleged infringement or misappropriation of any third party's intellectual property rights resulting from any NEC Product.

13.   ERROR CORRECTION

      13.1  TERM AND COST OF ERROR CORRECTION

            GEOWORKS shall provide Error correction, as set forth herein, at no charge for a period of ### after Acceptance of the Licensed Technology. Thereafter during the term of this Agreement and ### after the last delivery of any Update, upon the request of NEC, such Error correction will be provided in accordance with conditions to be agreed upon by the Parties.

      13.2  REQUEST FOR CORRECTION

            If NEC identifies an Error, NEC shall give written notice to GEOWORKS specifying in detail the nature of such Error and the circumstances under which the Error occurs. Upon GEOWORKS' reasonable request, NEC shall deliver to GEOWORKS any NEC hardware, software and technical data needed to reproduce and verify the Error to the extent reasonably available and possible and accepted by NEC. In the ### GEOWORKS shall ### for Error corrections.

      13.3  CLASSIFICATION

            Errors shall be classified as ### or ### as follows:

            13.3(a) ### is ### and there is ### or ### of ###; or ### or ###;
                    or any Error identified as ### as specified in
                    Section 13.5 below;

            13.3(b) ### or ###; does not meet ### or ###; or ###, but ### from the ### is possible;

            13.3(c) ###: Something that is ### or ###, but is ###.


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            13.3(d) ###: A ### in the software, ###, could be ### but for such error, such as ###.

            13.3(e) ###: An error which NEC and GEOWORKS jointly determine ###
                    to be ### for the ### of the Product.

            13.3(f) ###: A problem ### in connection with ### of the Licensed
                    Technology, or a problem caused by the ### or ###.

            GEOWORKS will have primary responsibility to classify the Errors and will inform NEC of the result of it classification without delay, provided that if NEC has a different opinion both Parties will consult each other in good faith to determine the classification of the Errors.

      13.4  TIMEFRAME

            GEOWORKS will respond to reports of suspected Errors as follows:

            13.4(a) ###: GEOWORKS will give the ### and ### and ### to respond to ### Errors, and shall provide NEC with Error correction ### but not later than ###.

            13.4(b) ###: GEOWORKS will give the ### and ### to the response to
                    ### and ### Errors, and shall provide NEC with Error correction ###.

            13.4(c) ###: GEOWORKS will respond to ### Errors in the ###.

            13.4(d) ###: GEOWORKS and NEC will determine the ###.

            13.4(e) ###: GEOWORKS will refer ### for resolution ###.

      13.5  DEFINITION OF ### ERROR

            For purposes of this Section, an ### Error is one specific Error (excluding Errors which are identified in writing as ### by GEOWORKS at least ### days before Licensee ### which forms the ### for a ### by Licensee, and/or the ### for ### or ###, of more than ### of the total number of units of any version of the Product shipped in a calendar year. For this purpose, GEOWORKS may request that Licensee provide the information of its intended date of first commercial shipment, and Licensee agrees to respond to such requests with the information as is available without delay.

      13.6  LIABILITY FOR COST OF CORRECTION

            GEOWORKS shall be responsible for all internal engineering expenses incurred by GEOWORKS in connection with its correction of any Error. Licensee shall be


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            responsible for all costs and expenses associated with Licensee's refund, recall, or replacement of any unit of any Product affected by any Error. Notwithstanding the foregoing, in the case of an ### Error, GEOWORKS shall ### Licensee for Licensee's reasonable ### (not including ### in excess of the ### paid or payable by Licensee) associated with such ### of units of Product affected by the ### Error, but GEOWORKS' liability shall be limited to an amount equal to ### the ### by NEC to GEOWORKS as ### for the affected units as of the date such liability is incurred (e.g. expenses paid by Licensee), provided that NEC may ### from GEOWORKS under this
            Section 13.6 by way of ### of the ### which will accrue under this Agreement.

      13.7  DISCLAIMER OF IMPLIED WARRANTIES

            EXCEPT AS SET FORTH IN THIS AGREEMENT, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL IMPLIED WARRANTIES WITH RESPECT TO THE LICENSED TECHNOLOGY, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE HEREBY EXCLUDED.

14.   TERM OF AGREEMENT AND TERMINATION

      14.1  TERM

            Unless terminated earlier in accordance with this Agreement, this Agreement shall begin on the Effective Date and shall continue to be effective for seven (7) years from the Effective Date and shall thereafter automatically be extended for succeeding every three (3) year periods unless either party gives to the other a written notice of termination at least one (1) year prior to the expiration of the original or extended term of this Agreement.

      14.2  TERMINATION FOR BREACH

            Each Party shall have the right to terminate this Agreement upon thirty (30) days prior written notice if the other Party is in breach of any material term of this Agreement and the breaching Party fails to remedy such breach within the thirty-day notice period.

      14.3  BANKRUPTCY

            Each Party shall have the right to terminate this Agreement immediately upon written notice in the event that the other Party becomes insolvent, files for any form of bankruptcy, makes any assignment for the benefit of creditors, or ceases to conduct business (other than in connection with an assignment permitted under Section 18.1 (Assignment)). Each Party acknowledges that if it is a debtor-in-possession, or if a trustee in bankruptcy in a case under the United States Bankruptcy Code rejects this Agreement or any agreement supplementary hereto, the other Party may elect to retain its rights under this Agreement and/or any supplementary agreement as provided in Section 365(n) of the United States Bankruptcy Code. Upon written request of the other Party to


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            the bankrupt Party or the Bankruptcy Trustee, the bankrupt Party or such Bankruptcy Trustee shall not interfere with the rights of the other Party as provided in this Agreement and any supplementary agreement.

      14.4  LIMITED RIGHTS AFTER TERMINATION

            Upon any termination this Agreement due to the material breach by Licensee, all rights granted hereunder, including without limitation the licenses granted under Section 3 (GRANT OF LICENSES), shall terminate, as follows:

            14.4(a) INVENTORY: When this Agreement is terminated, Licensee may continue to distribute its on-hand inventory of Product units embedding the Licensed Technology in accordance with the terms and conditions of this Agreement for a period of ### following such termination.

            14.4(b) USE AND PRODUCTION: Licensee will immediately cease all modification, copying, embedding and production of any additional copies of the Licensed Technology and any additional units of the Product as of the termination date and will cause any third parties who obtained from it the right to manufacture copies of the Licensed Technology or units of Product to do likewise.

            14.4(c) CUSTOMERS' RIGHTS: Any termination or expiration shall not affect any end user's rights to use Product units and shall further not affect the right of any non-affiliated third party who purchased units of Product from NEC to sell such units to its customers.

            14.4(d) RETURN OF MATERIALS: Within ### of such termination or expiration (or immediately upon termination in the case of a termination for breach by Licensee), Licensee shall return all copies of the Licensed Technology then in its possession, including without limitation master diskettes and tapes, and user manuals. Each of the Licensee may retain the ### to the Licensed Technology, as provided in Section 4.2, and only such Object Code copies of the ### as it may reasonably require for its internal use in providing continued First Level Customer Support to its end user customers. Each Party shall destroy or return to the other all Confidential Information provided by the other Party, except that each Party may retain one copy for archival purposes only, as a record of the confidential disclosures made to it under this Agreement. Within ### of such termination or expiration, each Party shall confirm in writing to the other Party that all of the foregoing has been completed.

      14.5  PAYMENT

            Within ### days of such termination or expiration NEC shall pay to GEOWORKS any and all sums due under this Agreement.


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                                     ### CONFIDENTIAL PORTIONS HAVE BEEN OMITTED
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15.   NONDISCLOSURE AND RESTRICTED USE

      15.1  CONFIDENTIAL INFORMATION

            In the course of performing this Agreement, each Party (the "Disclosing Party") may disclose to the other Party ("the Receiving Party") trade secrets and confidential and proprietary information of the Disclosing Party, (i) disclosed in written or other tangible form and clearly marked with a legend identifying it as confidential or, (ii) disclosed in verbal or visual communications with the identification of confidential at the time of such disclosure and within ### days after such verbal or visual disclosure is provided in written or other tangible form to the Receiving Party marked with such legend ("Confidential Information"). Such Confidential Information includes without limitation the terms and conditions of this Agreement, technical and/or internal specifications of the Disclosing Party's products, non-public marketing plans, future products and other non-public business information, the trade secrets and technology embodied in the Licensed Technology, the trade secrets and technology embodied in the Product, each Party's sales data and other non-public information. All Confidential Information shall remain the sole property of the Disclosing Party and the Receiving Party shall have no interest in or right to such Confidential Information except as expressly set forth in this Agreement. Both Parties agree that all Confidential Information of the other Party shall be held in strict confidence, will not be disseminated or disclosed to any third party and will not be used by the Receiving Party for any purpose other than performing its rights under this Agreement without the express written consent of the Disclosing Party for ### from the date of disclosure, except that time limit for the confidential treatment of ### shall be ### from the date of disclosure. Both Parties agree to use at least the degree of diligence to protect the other Party's Confidential Information as a reasonably prudent technology company would normally use to protect any of its own trade secrets and other confidential information. Notwithstanding the foregoing, NEC may disclose the Confidential Information of ### to ### which have a need to know, provided that NEC shall impose the obligation no less restrictive than those set forth in this Section 15, (except that NEC may not disclose ### to ### unless otherwise agreed upon by the Parties in writing). Also, GEOWORKS may disclose the Confidential Information of ### product to ### which have a need to know, provided that GEOWORKS shall impose the obligation no less restrictive than those set forth in this section 15. The confidential information disclosed under the Non-Disclosure Agreement between the Parties effective as of ### shall be deemed as the Confidential Information disclosed under this Agreement. The provisions of this Section shall not apply to any information or materials:


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                  (i)   which are in the public domain at the time of disclosure
                        to the Receiving Party or which thereafter enter the public domain through no action or inaction by the Receiving Party or its employees; or

                  (ii) which were in the possession of, or known by, the Receiving Party prior to its receipt from the Disclosing Party; or

                  (iii) which are rightfully disclosed to the Receiving Party by another party without restriction; or

                  (iv) which have been independently developed by the Receiving Party, provided that the persons developing the same have not had access to the Confidential Information furnished to the Receiving Party by the Disclosing Party hereunder; or

                  (v) which are required to be disclosed pursuant to law, provided, however, that a minimum of ### written notice shall be provided by the Party intending to disclose in order to permit the other Party to take such action as it deems appropriate to prevent or limit such disclosure.

      15.2  RESTRICTED USE

            Without prejudice to the generality of the foregoing, each Party agrees not to use any of the Confidential Information or Licensed Technology of the other Party for any use or purposes except those expressly specified herein.

16.   LIMITATION OF LIABILITY

REGARDLESS OF WHETHER ANY REMEDY SET FORTH HEREIN FAILS OF ITS ESSENTIAL PURPOSE, NEITHER PARTY TO THIS AGREEMENT SHALL BE LIABLE TO THE OTHER PARTY FOR INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES OR THE LOSS OF ANTICIPATED PROFITS ARISING FROM ANY PERFORMANCE OR BREACH OF THIS AGREEMENT BY SUCH PARTY EVEN IF NOTICE IS GIVEN OF THE POSSIBILITY OF SUCH DAMAGES.

17.   SOURCE CODE ESCROW

      17.1  APPOINTMENT

            Upon NEC's written request, the Parties will appoint a mutually agreeable escrow agent, and will execute an Escrow Agreement acceptable to both Parties and to the escrow agent.


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                                     ### CONFIDENTIAL PORTIONS HAVE BEEN OMITTED
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      17.2  DEPOSIT

            If the Escrow Agreement is established, then, within thirty (30) days after Acceptance, and thereafter upon NEC's Acceptance of any Update, GEOWORKS will deliver to the escrow agent the most current copy of those portions of the Source Code of the Licensed Technology that have not already been made available to NEC under this Agreement, in a form which can be used by a technically competent computer programmer to edit, debug, modify and compile the programs. If third party hardware and/or software is needed to so edit, debug, modify or compile the programs, an identification of such hardware and/or software shall also be deposited.

      17.3  RELEASE FROM ESCROW

            The escrow agent will deliver the deposit to NEC upon: (a) the bankruptcy, liquidation or other permanent cessation of business by GEOWORKS (except in connection with an assignment permitted under Section 18.1 (Assignment)); (b) a finding of a court or arbitrator that GEOWORKS failed to cure a material breach of its obligations to correct Errors under Section 13 (Error Correction) within thirty
            (30) days after written notice of such breach from NEC, and a finding that delivery of the source code to NEC is thereby made necessary; or (c) other instructions signed by both parties.

      17.4  COST

            The expenses to be paid to the escrow agent shall be borne and paid by ###.

      17.5  CONDITIONAL LICENSE UPON RELEASE OF SOURCE CODE FROM ESCROW

            Upon release of the Source Code to NEC hereunder, Licensee shall have a nonexclusive, worldwide, perpetual license to use and modify the Source Code in order to correct Errors. Licensee shall treat the source code as confidential, and shall protect the Source Code from disclosure in the same manner and with the same level of care with which Licensee protects the Source Code to Licensee's proprietary products from disclosure.

18.   GENERAL

      18.1  ASSIGNMENT

            This Agreement may not be assigned in whole or in part by either Party without the prior written consent of the other Party; provided, however, that a successor in interest by merger, by operation of law, assignment or purchase of the entire business of either Party, shall acquire all interest and all obligations of such Party hereunder, without the necessity of obtaining prior written consent. Any prohibited assignment shall be null and void. The terms and conditions of this Agreement shall be binding upon and enforceable by the successor and permanent assigns of either Party.

      18.2  GOVERNING LAW; ARBITRATION

            This Agreement will be governed and interpreted in accordance with the laws of the State of California, U.S.A., except for that body of law pertaining to conflicts of law, but excluding the Convention on Contracts for the International Sale of Goods. All disputes arising in connection with this Agreement shall, unless amicably settled by the parties, be finally settled by arbitration under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by three (3) arbitrators appointed in accordance with the Rules. The place of arbitration shall be, unless otherwise agreed between the parties, the country and the city in which the respondent has its principal place of business. Judgment upon the award rendered may be entered in any Court having jurisdiction or application may be made to such Court for a judicial acceptance of the award and an order of enforcement, as the case may be. All the arbitrators shall be conversant in the English language, and all proceedings shall be conducted and all documentary evidence shall be presented in English. Notwithstanding the foregoing, either party may request injunctions, seizure orders, writs of attachment, and other extraordinary remedies from any court having jurisdiction in the case of an actual or threatened infringement of such party's patents, copyrights, trademarks, trade secrets or other intellectual property rights by the other party. The filing of a proceeding for such extraordinary remedies shall not constitute a waiver by the filing party of the right to compel arbitration of all demands for other remedies.

      18.3  CHOICE OF LANGUAGE

            The original of this Agreement has been written in English and English is the governing language of this Agreement.

      18.4  INDEPENDENT CONTRACTORS

            Each Party will be deemed to have the status of an independent contractor towards the other Party, and nothing in this Agreement will be deemed to place the Parties in the relationship of employer-employee, principal-agent, partners or joint ventures.

      18.5  ATTORNEYS' FEES

            In the event that any legal action, including arbitration, is required in order to enforce or interpret any of the provisions of this Agreement, the prevailing Party in such action shall recover all reasonable costs and expenses, including reasonable attorneys' fees, incurred in connection therewith.

      18.6  WAIVER

            The failure of either Party to enforce any provision of this Agreement shall not be deemed a waiver of that or any other provision of this Agreement.

      18.7  FORCE MAJEURE

            Neither Party will be deemed in default of this Agreement to the extent that performance of its obligations is delayed or prevented by reason of any act of God, fire, natural disaster, accident, act of government, or any other cause beyond the control of such Party ("Force Majeure"), provided that such Party gives the other Party written notice thereof promptly and uses its good faith efforts to cure the breach. In the event of such a Force Majeure, the time for performance or cure will be extended for a period equal to the duration of the Force Majeure but not in excess of six (6) months.

      18.8  NOTICES

            Notices to either Party shall be in writing, in the English language, and shall be deemed delivered when served in person or two business days after being dispatched by an internationally recognized express courier service, and delivered to the addresses set forth in Exhibit C. A Party may change its address for purposes of receiving notices by giving notice of the change to the other Party.

      18.9  SURVIVAL

            The rights and obligations under Sections 3 (GRANT OF LICENSES) (except in the case of termination by GEOWORKS due to material breach by NEC), 4 (PROPRIETARY RIGHTS), 7 (PAYMENTS), 9.1 (First Level Customer Support), 10 (MANUFACTURING RESPONSIBILITIES), 11 (GEOWORKS' INDEMNITIES), 12 (NEC'S INDEMNITIES), 13. (ERROR CORRECTION), 14.4 (Limited Rights After Termination), 15 (NONDISCLOSURE AND RESTRICTED USE), 16 (LIMITATION OF LIABILITY), and 18 (GENERAL) shall survive the expiration and any termination of this Agreement.

      18.10 COMPLIANCE WITH LAWS

            Both Parties agree to comply with all applicable laws and regulations in performing their duties hereunder. Both Parties understand that the Licensed Technology may be restricted by the governments of the United States and/or Japan from export to certain countries and each Party agrees that it will not distribute or reexport directly or indirectly, the Licensed Technology, or its direct product, in any way which will violate any of the export control laws or regulations of the United States or Japan, or to any prohibited country under such laws and regulations.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

GEOWORKS                            NEC CORPORATION

      /s/ Leland J. Llevano              /s/ Takashi Hiyama
--------------------------------    --------------------------------
Signature                           Signature

      Leland J. Llevano                  Takashi Hiyama
--------------------------------    --------------------------------
Print Name                          Print Name

                                           General Manager,
Title  Vice President               Title  Mobile Communications Division
     ---------------------------         ---------------------------
Date  Sep 9 1996                    Date  Sep 5             , 1996
     ---------------------------         ---------------------------


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                                    EXHIBIT A
                    IDENTIFICATION OF THE LICENSED TECHNOLOGY

A.    OPERATING SYSTEM

1.    ###
2.    ###
3.    ###
4.    ###
5.    ###
6.    ###
7.    ###
8.    ###
Note: ###

B.    APPLICATIONS (###)

1.    ###
2.    ###
3.    ###
4.    ###
5.    ###
6.    ###
7.    ###
8.    ###
9.    ###

C.    PRODUCT MATERIALS

1.    ###
2.    ###
3.    ###
4.    ###
5.    ###
6.    ###
7.    ###

D.    TOOLS (###)

1.    ###
2.    ###
3.    ###


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                                     ### CONFIDENTIAL PORTIONS HAVE BEEN OMITTED
                                        AND FILED SEPARATELY WITH THE COMMISSION


4.    ###
5.    ###
6.    ###
7.    ###
8.    ###

E.    THIRD PARTY TECHNOLOGIES SUB-LICENSED TO NEC BY GEOWORKS (###)

1.    ###
2.    ###
3.    ###
4.    ###
5.    ###
6.    ###

F.    MINIMUM CONFIGURATION

The following is a preliminary identification of the GEOS files that must be present in a GEOS-based Product in order to meet the minimum configuration requirements of the platform:

The following libraries must be present in any GEOS-based Product:

      ###

###


Currently each GEOS Product must also contain the following:

      ###


                                       27
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                                    EXHIBIT B
                              THE NEC "###" PROJECT

1.    Product Definition

      ### Product is a ### and communication device initially designed for
      ###.

2.    Product Specification

      2-1 ### Product Specification                   To be attached
      2-2 Licensed Technology Specification           To be attached

3.    GEOWORKS' Testing Plan

      To be determined in Product Specification

4.    NEC's Testing Plan

      To be determined in Product Specification

5.    NEC's Coding Responsibilities

      ###

      End User Documentation

6.    Timetable
   ###                                                       ###
   ###                                                       ###
   ###                                                       ###
   ###                                                       ###
   ###                                                       ###
   ###                                                       ###
   ###                                                       ###
   ###                                                       ###
   ###                                                       ###
   ###                                                       ###
   ###                                                       ###

###


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7.    NEC Proprietary Elements:

a)    Program Modules

      The following specific program modules, if developed by NEC, shall be NEC Proprietary Elements:

      ###

b)    ### Look and Feel and Specific UI Library

The ### "Look and Feel" and the ### Specific UI Library will contain a set of ### and may contain certain ### to the GEOWORKS proprietary ### User Interface. GEOWORKS shall not distribute the ### to any third party. The elements of the ### "Look and Feel" define a ### for the ### device. The "Look and Feel" includes the ### and other ###) and the ### of the ### (including ###). Elements of the ### Look and Feel incorporated into the ### Product will be described in the ### Product Specification.

c)    GEOWORKS' Retained Rights

GEOWORKS retains ownership of all intellectual property rights in ### User Interface.

Subject to item a) and b) above. GEOWORKS retains ownership of all intellectual property rights in ideas, methods, programming routines and subroutines, algorithms, screen handling techniques, I/O techniques and similar reusable elements, which are included in the ### Specific UI Software Library furnished by GEOWORKS hereunder (the "Incorporated Procedures").

The licenses granted to NEC in Section 3 (GRANT OF LICENSES.) shall include a perpetual, world-wide, non-transferable license to include the ### User Interface and the Incorporated Procedures in any Product.


                                       29
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                                     ### CONFIDENTIAL PORTIONS HAVE BEEN OMITTED
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                                    EXHIBIT C
                              ADDRESSES FOR NOTICES


GEOWORKS' ADDRESS                            NEC'S ADDRESS
960 Atlantic Avenue                           ###
Alameda, CA  94501  U.S.A.                    ###


GEOWORKS' TELEPHONE NUMBER                   NEC'S TELEPHONE NUMBER
+1 510 814 1660                               ###


GEOWORKS' FACSIMILE NUMBER                   NEC'S FACSIMILE NUMBER
+1 510 814 4250                               ###


GEOWORKS' NOTICE RECIPIENT                   NEC'S NOTICE RECIPIENT
Leland J. Llevano                             ###
Vice President, Strategic Partnerships        ###
                                              ###
copy to
Jordan J. Breslow
GEOWORKS General Counsel

GEOWORKS OFFICER FOR APPROVALS               NEC OFFICER FOR APPROVALS
Leland J. Llevano                             ###
Vice President, Strategic Partnerships        ###


                                       30
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                                     ### CONFIDENTIAL PORTIONS HAVE BEEN OMITTED
                                        AND FILED SEPARATELY WITH THE COMMISSION


                                    EXHIBIT D
               GEOWORKS TRADEMARKS, LOGOS AND PROPRIETARY MARKINGS

 [Not all marks are available in all countries]



1.  Trademarks

GEOWORKS(R)
GEOS(R)
###

2.  Company Name

GEOWORKS

3.  Logos

[GEOS LOGO]




[GEOWORKS LOGO]

4.  Proprietary Markings  [preliminary list]

            A.  For Documentation

            GEOWORKS(R) application software and GEOS(R) operating system software copyright (C) 1990-1996 GEOWORKS. All rights reserved. United States Patent 5,327,529.

            ###

            ###

            ###


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            ###

            ### of California.  All rights reserved.

            [Final list of trademark references to be determined when Product Specifications are complete]

            GEOWORKS(R), GEOS(R) the GEOS logo are Trademarks of GEOWORKS in the United States of America and other countries.

            ###

            ###

            All other brand and product names are trademarks or registered trademarks of their respective holders.

            ###

            ###


            B.          For Screen Display:

            [subject to technical feasibility given small screen size]:

            Copyright (C)1990-1996 GEOWORKS.  United States Patent
            5,327,529.

5. GEOWORKS encourages Licensee to incorporate the following copyright notice on Screen Display, provided that such incorporation shall be Licensee's discretion. [GEOWORKS to request appropriate modification of notice requirements from third parties, as necessary]

            ###

            ###

            ###


                                       32
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                                     ### CONFIDENTIAL PORTIONS HAVE BEEN OMITTED
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                                    EXHIBIT E
                                  NEC PAYMENTS

1.  ROYALTIES:

NEC will pay GEOWORKS a royalty for each Product Shipment, net of returns (excluding "Not For Resale Units" under Section 7.2).

      1.1   Rate of Royalties

The rate of royalty will be the following ### of each Product, or following
###:

          ###                          ###     ###         ###           ###
          ###                          ###     ###         ###           ###
          ###                          ###     ###         ###           ###
          ###                          ###     ###         ###           ###
          ###                          ###     ###         ###           ###
          ###                          ###     ###         ###           ###
          ###                          ###     ###         ###           ###
          ###                          ###     ###         ###           ###
          ###                          ###     ###         ###           ###

If a Product does not ### or ### from the ###, ###. With respect to the Product which does not ### substantially all of the ###, the ### on ### will be ### of the Parties. ### of the amount of ### after ### shipments of the Products shall be ### by the Parties through ###.

### shall mean the ### received by a Licensee for the Product manufactured by or for it and sold to any other party, ###, ### and ###, provided that ### for any Product used internally by any Licensee shall be the ### of the same model of Product sold to any other party in the same quarter.

      1.2  Updates

For purposes of this per-unit royalty provision, a Major Update is one which introduces significant new functionality. A Minor Update is one which incrementally improves the operating system, but does not add significant new functionality. For purposes of illustration, ###, and was a ###. ### and other requirements for ###, and was a ###. ### and was a ###. ### will be a ###. ### will be a ###. Change or addition of ### will not constitute a
###.

### and industry custom is to designate ### by changing the digit to the right of the decimal (e.g., from Version 2.0 to Version 2.1), and to designate ### by changing the digit to the left of


                                       33
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the decimal (e.g., from Version 2.1 to Version 3.0), provided however that construction whether any ### will be ### notwithstanding ### of the name of version of each update.

Notwithstanding the provisions of item 1.1 above, the Parties agree that the ### to Licensed Technology (i.e., ### and/or ###) shall be ### at the time of GEOWORKS' ### such ###, provided that (i) Licensee shall in all cases be entitled to ### with the ### by GEOWORKS to ###, (ii) in no event shall the ### for ###, (iii) ### shall be ### of the Product ### and (iv) ### and ### will be ### GEOWORKS for ### in such ### shall be ###. For the purpose of confirmation, GEOWORKS' release of ### shall ###. Nothing contained herein shall prevents NEC from ### to GEOWORKS ###.

2. ###

2.1 If at any time GEOWORKS ### with respect to the Licensed Technology (not including ###) or ### (not including ###) to a ### at ### the ### contained in Section 1.1 of this Exhibit, for a ### capable of ### to be ###, then GEOWORKS will ### the ### to Licensee effective as from the date of ### and continue to be in force for the duration of this Agreement. NEC shall have the right to have an independent auditor from time to time audit GEOWORKS' compliance with this provision, and GEOWORKS shall grant such auditor confidential access to other license agreements and corresponding files. The auditor shall report to NEC only the compliance or non-compliance of GEOWORKS. ### conditions in this Section 2.1 shall be effective only for ### of this Agreement and ### of the Agreement.

2.2 If, within ### (as defined in Section 5.7), any third party OEM customer of GEOWORKS commences commercial shipment in Japan of a ### and is based upon the Licensed Technology or Minor Update (not including Major Update and not including ###), the ### will be ### up to ###.

3. ###

If the total amount of per-unit royalties during the period from the date of ### until ### from the ### in which the date of ### occurs does not equal ###, the balance will be paid by NEC within sixty (60) days after the end of such period. Such balance shall ###.

4. ###FEES

NEC will pay to GEOWORKS a ### fee of ### for GEOWORKS' development under this Agreement. Said fee shall be payable as follows:

            ###

                                    EXHIBIT F

                   MINIMUM TERMS OF END USER LICENSE AGREEMENT

1. Statement of end user's acceptance of software license and of end user's right to return for refund if terms not acceptable

2.    Copying and installation:

      a) For the software to be used on the Product, limited to one Product and one archive copy

      b)    For the software to be used on the connected PCs, limited to two
            (2) PCs and one archive (if feasible)

3.    Decompilation, reverse engineering prohibited

4. U.S. Government restricted rights notices to be included (in U.S. jurisdiction only)

5.    Export law notices to be included

6. Warranty limited to replacing defective media. All other express and implied warranties are disclaimed

7.    Licensee's (or Private Labeled customer's) standard Limitation of
      Liability


                                       35